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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 1999







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                   0-19442                   06-1118515
(State or other jurisdiction)        (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


800 Connecticut Avenue, Norwalk, Connecticut                         06854
   (Address of principal executive offices)                        (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         In September 1998, the Company's New Jersey HMO subsidiary, Oxford Health Plans (NJ), Inc., entered into an agreement with Heritage New Jersey Medical Group, P.C. ("Heritage") to provide network management services for individual Oxford Medicare Advantage members who reside in New Jersey.

         In view of uncertainties in the regulatory environment and other considerations, the Company has decided to wind down the network management agreement with Heritage. The Company is committed to a smooth transition of network management responsibilities back to the Company's operations and the agreement with Heritage provides that Heritage will cooperate with the transition.

         Over the next several weeks, the Company will finalize the details of plans to transition the previously delegated services associated with its 13,000 Medicare members in New Jersey. Through this transition, the Company will work directly with New Jersey health care providers so that valid claims are paid according to applicable contractual agreements. The Heritage agreement is not applicable to the Company's 287,000 commercial members in New Jersey.

         The wind-down of the Heritage agreement will result in an increase in the Company's health care and administrative costs for this business for the second quarter of 1999 and is expected to result in increases for the remainder of the year. The Company has not completed preparation of its second quarter results; however, given the relatively small membership in the Heritage arrangement, the wind-down is not expected to prevent the Company from achieving its financial goals for the quarter or the year. The Company also expects that there will be a significant decrease in New Jersey Medicare membership going into next year.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this statement, including statements concerning future results of operations, future health care and administrative costs, and other statements contained herein regarding matters that are not historical facts, are forward-looking statements (as such term is defined in the Securities Exchange Act of 1934, as amended); and because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to:

- Changes in Federal or State regulation relating to health care and health benefit plans.

-        Rising medical costs or higher utilization of medical services.

-        High administrative costs in operating the Company's business.

- Any unexpected costs incurred in the wind-down of the Heritage agreement, including medical costs, litigation expenses, damages, administrative costs or other costs.

- Those factors included in the discussion under the caption "Business - Cautionary Statement Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              OXFORD HEALTH PLANS, INC.


Date: July 22, 1999                           By:   /s/  YON. Y. JORDEN
                                                 -----------------------
                                                          YON Y. JORDEN
                                                         Chief Financial Officer



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